TAS Holdings Limited
Consolidated financial statements
30 September 2009

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Contents

Independent auditors’ report to the members of TAS Holdings Limited	1
Consolidated Income Statements	2
Consolidated Statements of Changes in Equity	3
Consolidated Balance Sheets	4
Consolidated Cash Flow Statements	5
Notes	6

Independent auditors' report to the members of TAS Holdings Limited

We have audited the accompanying consolidated balance sheets of TAS Holdings Limited (and subsidiaries) as of September 30, 2009 and 2008, and the related consolidated income statements, consolidated statements of changes in equity, and consolidated cash flow statements for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of TAS Holdings Limited (and subsidiaries) as of September 30, 2009 and 2008, and the results of their operations and their cash flows for the years then ended in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

/s/ KPMG LLP
KPMG LLP

Newcastle upon Tyne
England, UK

1 July 2010

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Consolidated Income Statements
for the years ended 30 September
	Note	2009	2008
		£	£

Revenue	2	2,406,907	1,930,935
Cost of sales		(1,601,288)	(1,241,170)

Gross profit		805,619	689,765
Administrative expenses		(591,170)	(498,262)

Operating profit		214,449	191,503
Financial income	6	825	172
Financial expenses	6	(20,425)	(24,057)

Profit before tax		194,849	167,618
Income tax expense	7	(38,391)	(34,273)

Profit for the year	17	156,458	133,345

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Consolidated Statements of Changes in Equity for the years ended 30 September

			Capital
	Share	Share	redemption	Retained	Total
	capital	premium	reserve	earnings	equity
	£	£	£	£	£

At 1 October 2007	62,000	48,800	-	4,240	115,040
Profit for the year	-	-	-	133,345	133,345
Own shares acquired	(8,578)	-	8,578	(15,955)	(15,955)

At 30 September 2008	53,422	48,800	8,578	121,630	232,430

At 1 October 2008	53,422	48,800	8,578	121,630	232,430
Profit for the year	-	-	-	156,458	156,458

At 30 September 2009	53,422	48,800	8,578	278,088	388,888

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Consolidated Balance Sheets
at 30 September
	Note
		2009	2008
		£	£
Non-current assets
Property, plant and equipment	8	389,153	380,807

Current assets
Inventories	11	10,903	26,195
Trade and other receivables	12	268,841	262,640
Cash and cash equivalents	13	346,843	117,414

		626,587	406,249

Total assets		1,015,740	787,056

Current liabilities
Other interest-bearing loans and borrowings	14	(175,878)	(42,015)
Trade and other payables	15	(401,397)	(290,655)
Tax payable		(38,391)	(34,273)

		(615,666)	(366,943)

Non-current liabilities
Other interest-bearing loans and borrowings	14	(11,186)	(187,683)

Total liabilities		(626,852)	(554,626)

Net assets		388,888	232,430

Equity attributable to equity holders of the parent
Share capital	17	53,422	53,422
Share premium	17	48,800	48,800
Reserves	17	8,578	8,578
Retained earnings	17	278,088	121,630

Total equity		388,888	232,430

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Consolidated Cash Flow Statements
for the years ended 30 September
	Note
		2009	2008
		£	£
Cash flows from operating activities
Profit for the year		156,458	133,345
Adjustments for:
Depreciation	8	44,902	44,775
Financial income	6	(825)	(172)
Financial expense	6	20,425	24,057
Loss on sale of property, plant and equipment	8	4,904	1,159
Taxation	7	38,391	34,273

		264,255	237,437
(Increase)/decrease in trade and other receivables	12	(6,201)	39,178
Decrease/(increase) in inventories	11	15,292	(24,695)
Increase in trade and other payables	15	110,742	37,904

		384,088	289,824
Tax paid	7	(34,273)	(3,231)

Net cash from operating activities		349,815	286,593

Cash flows from investing activities
Proceeds from sale of property, plant and equipment	8	5,025	-
Interest received	6	825	172
Acquisition of property, plant and equipment	8	(38,652)	(31,755)

Net cash from investing activities		(32,802)	(31,583)

Cash flows from financing activities
Proceeds from new loan	14	-	64,446
Repurchase of own shares	17	-	(15,955)
Repurchase of preference shares		-	(55,200)
Interest paid	6	(20,425)	(24,057)
Repayment of borrowings	14	(45,047)	(80,333)
Payment of finance lease liabilities	14	(22,112)	(18,126)

Net cash from financing activities		(87,584)	(129,225)

Net increase in cash and cash equivalents		229,429	125,785
Cash and cash equivalents at 1 October		117,414	(8,371)

Cash and cash equivalents at 30 September	13	346,843	117,414

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes
(forming part of the consolidated financial statements)

1	Accounting policies

TAS Holdings Limited (the “Company”) is a company incorporated and domiciled in the UK.  The principal activity of the Group is that of engineering consultants.

The Group financial statements consolidate those of the Company and its subsidiaries (together referred to as the “Group”).

The Group financial statements have been prepared and approved by the directors in accordance with International Financial Reporting Standards as issued by the IASB (“IFRSs”).

The accounting policies set out below have, unless otherwise stated, been applied consistently to all periods presented in these consolidated financial statements.

Measurement convention

The financial statements are prepared on the historical cost basis.

Going concern

The Company is expected to continue to generate positive cash flows for the foreseeable future and the directors believe it is well placed to manage its business risks successfully despite the current uncertain economic outlook.

The directors have a reasonable expectation that the Company has adequate resources to continue in operational existence for the foreseeable future.  Thus they continue to adopt the going concern basis of accounting in preparing the annual financial statements.

Basis of consolidation

Subsidiaries

Subsidiaries are entities controlled by the Group. Control exists when the Group has the power, directly or indirectly, to govern the financial and operating policies of an entity so as to obtain benefits from its activities. In assessing control, potential voting rights that are currently exercisable or convertible are taken into account. The financial statements of subsidiaries are included in the consolidated financial statements from the date that control commences until the date that control ceases.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

1	Accounting policies (continued)

Foreign currency

Transactions in foreign currencies are translated to the respective functional currencies of Group entities at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retranslated to the functional currency at the foreign exchange rate ruling at that date. Foreign exchange differences arising on translation are recognised in the income statement.   Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction. Non-monetary assets and liabilities denominated in foreign currencies that are stated at fair value are retranslated to the functional currency at foreign exchange rates ruling at the dates the fair value was determined.

Classification of financial instruments issued by the Group

Financial instruments issued by the Group are treated as equity only to the extent that they meet the following two conditions:

(a)
they include no contractual obligations upon the Company (or Group as the case may be) to deliver cash or other financial assets or to exchange financial assets or financial liabilities with another party under conditions that are potentially unfavourable to the Company (or Group); and

(b)
where the instrument will or may be settled in the Company’s own equity instruments, it is either a non-derivative that includes no obligation to deliver a variable number of the Company’s own equity instruments or is a derivative that will be settled by the Company’s exchanging a fixed amount of cash or other financial assets for a fixed number of its own equity instruments.

To the extent that this definition is not met, the proceeds of issue are classified as a financial liability.  Where the instrument so classified takes the legal form of the Company’s own shares, the amounts presented in these financial statements for called up share capital and share premium account exclude amounts in relation to those shares.

Non-derivative financial instruments

Non-derivative financial instruments comprise trade and other receivables, cash and cash equivalents, loans and borrowings, and trade and other payables.

Trade and other receivables

Trade and other receivables are recognised initially at fair value.  Subsequent to initial recognition they are measured at amortised cost using the effective interest method, less any impairment losses.

Trade and other payables

Trade and other payables are recognised initially at fair value.  Subsequent to initial recognition they are measured at amortised cost using the effective interest method.

Cash and cash equivalents

Cash and cash equivalents comprise cash balances and call deposits.

Interest-bearing borrowings

Interest-bearing borrowings are recognised initially at fair value less attributable transaction costs. Subsequent to initial recognition, interest-bearing borrowings are stated at amortised cost using the effective interest method, less any impairment losses.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

1	Accounting policies (continued)

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses.

Where parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items of property, plant and equipment.

Leases in which the Group assumes substantially all the risks and rewards of ownership of the leased asset are classified as finance leases.  Where land and buildings are held under leases the accounting treatment of the land is considered separately from that of the buildings.  Leased assets acquired by way of finance lease are stated at an amount equal to the lower of their fair value and the present value of the minimum lease payments at inception of the lease, less accumulated depreciation and less accumulated impairment losses.  Lease payments are accounted for as described below.

Depreciation is charged to the income statement on a reducing balance basis over the estimated useful lives of each part of an item of property, plant and equipment. Land is not depreciated. Depreciation rates are as follows:

•	fixtures and fittings	20%
•	motor vehicles	25%
•	computer equipment	20%

Depreciation methods, useful lives and residual values are reviewed at each balance sheet date.

Inventories

Inventories are stated at the lower of cost and net realisable value. Cost is based on the first-in first-out principle and includes expenditure incurred in acquiring the inventories, production or conversion costs and other costs in bringing them to their existing location and condition. In the case of manufactured inventories and work in progress, cost includes an appropriate share of overheads based on normal operating capacity.

Impairment excluding inventories and deferred tax assets

The carrying amounts of the Group’s assets are reviewed at each balance sheet date to determine whether there is any indication of impairment; a financial asset is considered to be impaired if objective evidence indicates that one or more events have had a negative effect on the estimated future cash flows of that asset. If any such indication exists, the asset’s recoverable amount is estimated.

For assets that have an indefinite useful life the recoverable amount is estimated at each balance sheet date.

An impairment loss is recognised whenever the carrying amount of an asset or its cash-generating unit exceeds its recoverable amount. Impairment losses are recognised in the income statement.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

1	Accounting policies (continued)

Impairment excluding inventories and deferred tax assets (continued)

Impairment losses recognised in respect of cash-generating units are allocated first to reduce the carrying amount of any goodwill allocated to cash-generating units and then to reduce the carrying amount of the other assets in the unit on a pro rata basis.  A cash generating unit is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets.

Calculation of recoverable amount

The recoverable amount of the Group’s investments in held-to-maturity securities and receivables carried at amortised cost is calculated as the present value of estimated future cash flows, discounted at the original effective interest rate (i.e., the effective interest rate computed at initial recognition of these financial assets). Receivables with a short duration are not discounted.

The recoverable amount of other assets is the greater of their fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

Reversals of impairment

An impairment loss in respect of a held-to-maturity security or receivable carried at amortised cost is reversed if the subsequent increase in recoverable amount can be related objectively to an event occurring after the impairment loss was recognised.

In respect of other assets, an impairment loss is reversed when there is an indication that the impairment loss may no longer exist and there has been a change in the estimates used to determine the recoverable amount.

An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortisation, if no impairment loss had been recognised.

Employee benefits

Defined contribution plans

A defined contribution plan is a post-employment benefit plan under which the Company pays fixed contributions into a separate entity and will have no legal or constructive obligation to pay further amounts. Contributions to defined contribution pension plans are recognised as an expense in the income statement as incurred.

Provisions

A provision is recognised in the balance sheet when the Group has a present legal or constructive obligation as a result of a past event, that can be reliably measured and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects risks specific to the liability.

Revenue

Revenue is measured at the fair value of consideration received or receivable net of discounts and VAT, provided that it can be measured reliably.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

1	Accounting policies (continued)

Expenses

Operating lease payments

Payments made under operating leases are recognised in the income statement on a straight-line basis over the term of the lease.

Finance lease payments

Minimum lease payments are apportioned between the finance charge and the reduction of the outstanding liability. The finance charge is allocated to each period during the lease term so as to produce a constant periodic rate of interest on the remaining balance of the liability.

Financing income and expenses

Financing expenses comprise interest payable, finance charges on finance leases, unwinding of the discount on provisions, and net foreign exchange losses that are recognised in the income statement (see foreign currency accounting policy).  Financing income comprise interest receivable on funds invested, dividend income, and net foreign exchange gains.

Interest income and interest payable is recognised in profit or loss as it accrues, using the effective interest method. Dividend income is recognised in the income statement on the date the entity’s right to receive payments is established.  Foreign currency gains and losses are reported on a net basis.

Taxation

Tax on the profit or loss for the year comprises current and deferred tax. Tax is recognised in the income statement except to the extent that it relates to items recognised directly in equity, in which case it is recognised in equity.

Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the balance sheet date, and any adjustment to tax payable in respect of previous years.

Deferred tax is provided on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The following temporary differences are not provided for: the initial recognition of assets or liabilities that affect neither accounting nor taxable profit other than in a business combination, and differences relating to investments in subsidiaries to the extent that they will probably not reverse in the foreseeable future. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the balance sheet date.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the temporary difference can be utilised.

2	Revenue

All revenue is derived from the principal activity undertaken wholly in the UK.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

3	Expenses and auditors’ remuneration

Auditors’ remuneration:
	2009	2008
	£	£

Audit of these financial statements	22,500	-

4	Staff numbers and costs

The average number of persons employed by the Group (including directors) during the year, analysed by category, was as follows:
	Number of employees
	2009	2008

Directors	2	2
Administration	4	5
Sales	1	2
Engineering	19	15

	26	24

The aggregate payroll costs of these persons were as follows:

	2009	2008
	£	£

Wages and salaries	974,982	716,132
Social security costs	96,659	78,509
Contributions to defined contribution plans	74,970	33,419

	1,146,611	828,060

5	Directors’ remuneration

	2009	2008
	£	£

Directors’ emoluments	56,804	60,219
Company contributions to money purchase pension plans	51,000	15,302

	Number of directors
	2009	2008

Retirement benefits are accruing to the following number of directors under:
Money purchase schemes	1	1

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

6	Finance income and expense

Recognised in the income statement
	2009	2008
	£	£
Finance income

Bank interest	825	172

	2009	2008
	£	£
Finance expense

Finance charges payable in respect of finance leases and hire purchase contracts	3,872	3,535
On loans and overdraft	16,553	20,522

Total finance expense	20,425	24,057

7	Taxation

Recognised in the income statement
	2009	2008
	£	£
Current tax expense
Current year	38,391	34,273
Adjustments for prior years	-	-

Total tax expense	38,391	34,273

Reconciliation of effective tax rate
	2009	2008
	£	£

Profit for the year	156,458	133,345
Total tax expense	38,391	34,273

Profit before tax	194,849	167,618

Tax using the UK corporation tax rate of 21% (2008: 21%)	40,918	35,200
Capital allowances in excess of depreciation	(3,066)	(122)
Non-deductible expenses	539	485
Utilisation of tax losses brought forward	-	(782)
Reduction in tax rate	-	(508)

Total tax expense	38,391	34,273

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

8	Property, plant and equipment

	Land and buildings	Fixtures & fittings	Motor vehicles	Computer equipment	Total
	£	£	£	£	£
Cost
Balance at 1 October 2007	275,000	80,551	47,433	101,803	504,787
Acquisitions	-	10,417	16,045	21,339	47,801
Disposals	-	-	(3,500)	-	(3,500)

Balance at 30 September 2008	275,000	90,968	59,978	123,142	549,088

Balance at 1 October 2008	275,000	90,968	59,978	123,142	549,088
Acquisitions	-	2,109	24,525	36,543	63,177
Disposals	-	-	(22,899)	-	(22,899)

Balance at 30 September 2009	275,000	93,077	61,604	159,685	589,366

Depreciation
Balance at 1 October 2007	-	40,940	21,751	63,156	125,847
Depreciation charge for the year	-	10,005	10,142	24,628	44,775
Disposals	-	-	(2,341)	-	(2,341)

Balance at 30 September 2008	-	50,945	29,552	87,784	168,281

Balance at 1 October 2008	-	50,945	29,552	87,784	168,281
Depreciation charge for the year	-	10,800	8,652	24,450	44,902
Disposals	-	-	(12,970)	-	(12,970)

Balance at 30 September 2009	-	61,745	25,234	113,234	200,213

Net book value
At 1 October 2007	275,000	39,611	25,682	38,647	378,940

At 30 September 2008 and 1 October 2008	275,000	40,023	30,426	35,358	380,807

At 30 September 2009	275,000	31,332	36,370	46,451	389,153

Leased plant and machinery

At the balance sheet date the net carrying amount of leased fixtures and fittings was £4,737 (2008: £6,535) and motor vehicles was £32,574 (2008: £15,862).  The leased equipment secures lease obligations (see note 14).

Security

The freehold property secures the mortgage (see note 14).

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

9	Investments in subsidiaries

The Group has the following investments in subsidiaries:

	Country of incorporation	Class of shares held	Ownership
			2009	2008

Teesside Automation Services Limited	England and Wales	Ordinary	100%	100%
TAS Engineering Consultants Limited	England and Wales	Ordinary	100%	100%
Project Engineering Group Limited	England and Wales	Ordinary	100%	100%

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

10	Deferred tax assets and liabilities

The Group has no significant deferred tax balances.

11	Inventories

	2009	2008
	£	£

Work in progress	10,903	26,195

12	Trade and other receivables

	2009	2008
	£	£

Other trade receivables	260,680	256,925
Prepayments	8,161	5,715

	268,841	262,640

13	Cash and cash equivalents

	2009	2008
	£	£

Cash and cash equivalents	346,843	117,414

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

14	Other interest-bearing loans and borrowings

This note provides information about the contractual terms of the Group’s interest-bearing loans and borrowings, which are measured at amortised cost. For more information about the Group's exposure to interest rate and foreign currency risk, see note 18.

	2009	2008
	£	£
Non-current liabilities
Secured bank loans	-	177,883
Finance lease liabilities	11,186	9,800

	11,186	187,683

Current liabilities
Current portion of secured bank loans	163,133	30,297
Current portion of finance lease liabilities	12,745	11,718

	175,878	42,015

Terms and debt repayment schedule

	Currency	Nominal interest rate	Year of maturity	Face value	Carrying amount	Face value	Carrying amount
				2009	2009	2008	2008
				£	£	£	£

Mortgage	GBP	8.7%	2010	163,133	163,133	208,180	208,180
Finance lease liabilities	GBP	11.3%-12.8%	2011-2012	23,931	23,931	21,518	21,518

				187,064	187,064	229,698	229,698

The mortgage was repaid in full in March 2010.

Finance lease liabilities

Finance lease liabilities are payable as follows:
	Minimum lease payments	Interest	Principal	Minimum lease payments	Interest	Principal
	2009	2009	2009	2008	2008	2008
	£	£	£	£	£	£

Less than one year	14,153	1,408	12,745	12,581	863	11,718
Between one and five years	12,409	1,223	11,186	10,982	1,182	9,800

	26,562	2,631	23,931	23,563	2,045	21,518

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

15	Trade and other payables

	2009	2008
	£	£
Current
Other trade payables	158,955	147,747
Non-trade payables and accrued expenses	242,442	142,908

	401,397	290,655

16	Employee benefits

Pension plans

Defined contribution plans

The Group operates a defined contribution pension plan.

The total expense relating to this plan in the current year was £74,970 (2008: £33,419).

17	Capital and reserves

Reconciliation of movement in capital and reserves
	Share capital	Share premium	Capital redemption reserve	Retained earnings	Total equity
	£	£	£	£	£

Balance at 1 October 2007	62,000	48,800	-	4,240	115,040
Profit for the year	-	-	-	133,345	133,345
Own shares acquired	(8,578)	-	8,578	(15,955)	(15,955)

Balance at 30 September 2008	53,422	48,800	8,578	121,630	232,430

Balance at 1 October 2008	53,422	48,800	8,578	121,630	232,430
Profit for the year	-	-	-	156,458	156,458

Balance at 30 September 2009	53,422	48,800	8,578	278,088	388,888

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

17           Capital and reserves (continued)

Share capital
	Ordinary shares
Number of shares	2009	2008

On issue at 1 October	53,422	62,000
Own shares acquired	-	(8,578)

On issue at 30 September – fully paid	53,422	53,422

	2009	2008
	£	£
Authorised
Ordinary shares of £1 each	100,000	100,000

Allotted, called up and fully paid
Ordinary shares of £1 each	53,422	53,422

The holders of ordinary shares are entitled to receive dividends as declared from time to time and are entitled to one vote per share at meetings of the Company.

During 2008 the Company purchased 8,578 of its own £1 ordinary shares for a total consideration of £15,955, representing a premium on redemption of £7,377.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

18	Financial instruments

18 (a) Fair values of financial instruments

Trade and other receivables

The fair value of trade and other receivables is estimated as the present value of future cash flows, discounted at the market rate of interest at the balance sheet date if the effect is material.

Trade and other payables

The fair value of trade and other payables is estimated as the present value of future cash flows, discounted at the market rate of interest at the balance sheet date if the effect is material.

Cash and cash equivalents

The fair value of cash and cash equivalents is estimated as its carrying amount where the cash is repayable on demand.  Where it is not repayable on demand the fair value is estimated at the present value of future cash flows, discounted at the market rate of interest at the balance sheet date.

Interest-bearing borrowings

Fair value, which after initial recognition is determined for disclosure purposes only, is calculated based on the present value of future principal and interest cash flows, discounted at the market rate of interest at the balance sheet date. For finance leases the market rate of interest is determined by reference to similar lease agreements.

Fair values

The fair values for each class of financial assets and financial liabilities are not considered to be materially different from carrying amounts shown in the balance sheet.

18 (b) Credit risk

Financial risk management

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group’s receivables from customers.

Exposure to credit risk

The carrying amount of financial assets represents the maximum credit exposure. Therefore, the maximum exposure to credit risk at the balance sheet date was £615,684 (2008: £380,054) being the total of the carrying amount of financial assets.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

18           Financial instruments (continued)

18 (b) Credit risk (continued)

Credit quality of financial assets and impairment losses

The aging of trade receivables at the balance sheet date was:
	Gross	Impairment	Gross	Impairment
	2009	2009	2008	2008
	£	£	£	£

Not past due	199,113	-	208,457	-
Past due [0-30 days]	60,162	-	47,456	-
More than 31 days	1,405	-	1,012	-

	260,680	-	256,925	-

No allowance for impairment in respect of trade receivables has been made.

18 (c) Liquidity risk

Financial risk management

Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due.

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

18           Financial instruments (continued)

18 (c) Liquidity risk (continued)

Liquidity risk

The following are the contractual maturities of financial liabilities, including estimated interest payments and excluding the effect of netting agreements:

				2009		2008
	Carrying amount	Contract-ual cash flows	1 year or less	1 to <2years	Carrying amount	Contract-ual cash flows	1 year or less	1 to <2years	2 to <5years	5 years and over
	£	£	£	£	£	£	£	£	£	£
Non-derivative financial liabilities
Secured bank loans	163,133	168,658	(168,658)	-	208,180	297,453	(33,050)	(33,050)	(99,150)	(132,203)
Finance lease liabilities	23,931	26,562	(14,153)	(12,409)	21,518	23,563	(12,581)	(10,982)	-	-
Trade and other payables	400,397	400,397	(400,397)	-	290,655	290,655	(290,655)	-	-	-

	587,461	595,617	(583,208)	(12,409)	520,353	611,671	(336,286)	(44,032)	(99,150)	(132,203)

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

18           Financial instruments (continued)

18 (d) Market risk

Financial risk management

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments.

Market risk arises on interest bearing loans and borrowings.

Market risk - Foreign currency risk

The Group's exposure to foreign currency risk is not significant.

Market risk – Interest rate risk

Profile

At the balance sheet date the interest rate profile of the Group’s interest-bearing financial instruments was:

	2009	2008
	£	£
Fixed rate instruments
Financial liabilities	187,064	229,698

Sensitivity analysis

A change of one basis points in interest rates at the balance sheet date would have increased (decreased) equity and profit or loss by the amounts shown below. This calculation assumes that the change occurred at the balance sheet date and had been applied to risk exposures existing at that date.

This analysis assumes that all other variables, in particular foreign currency rates, remain constant and considers the effect of financial instruments with variable interest rates, financial instruments at fair value through profit or loss or available for sale with fixed interest rates.  The analysis is performed on the same basis for 2008.

	2009	2008
	£	£
Equity
Increase	910	11,329
Decrease	(910)	(11,329)

Profit or loss
Increase	910	11,329
Decrease	(910)	(11,329)

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

19	Operating leases

Non-cancellable operating lease rentals are payable as follows:

	2009	2008
	£	£

Between one and five years	12,972	17,304

20	Related parties

Transactions with key management personnel

Directors of the Company and their immediate relatives control 100 per cent of the voting shares of the Company.

The compensation of key management personnel (including the directors) is as follows:

	2009	2008
	£	£

Key management emoluments including social security costs	56,804	60,219
Company contributions to money purchase pension plans	51,000	15,302

	107,804	75,521

TAS Holdings Limited
Consolidated financial statements
30 September 2009

Notes (continued)

21	Ultimate parent company and parent company of larger group

The ultimate controlling party is J Maplesden, director.

22	Post balance sheet events

On 26 April 2010 the Company was acquired by GSE Systems Inc, a company incorporated in the United States of America.